UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2024
_________________________________________
CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
_________________________________________

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 2.02    Results of Operations and Financial Condition.
On May 7, 2024, CuriosityStream Inc. (the “Company”) announced its financial results for the first quarter ended March 31, 2024, in a press release dated May 7, 2024 (the "Press Release"). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 2.02 of this Current Report (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective May 31, 2024, Peter Westley will leave his position as Chief Financial Officer and return to a consulting position with the Company pursuant to a Services Agreement, effective June 1, 2024 (the “Services Agreement”). Mr. Westley was a consultant to the Company from April 28, 2022, to May 21, 2022, before joining the Company as Chief Financial Officer on May 21, 2022. In connection with Mr. Westley’s departure from his position, and subject to Mr. Westley executing a release of claims, the Company will accelerate as of May 31, 2024, the vesting of 44,249 restricted stock units (“RSUs”) granted under the Company’s 2020 Omnibus Incentive Plan (the “Plan”) which otherwise would have vested on July 28, 2024.
P. Brady Hayden, 51, will be named Chief Financial Officer effective May 31, 2024. Mr. Hayden joined the Company as Controller on June 12, 2023. Prior to joining the Company, Mr. Hayden was Vice President of Finance and Chief Accounting Officer at Cyren Ltd. Prior to that, he led financial reporting teams at the U.S. Postal Service and Spok Holdings, Inc. There is no family relationship between Mr. Hayden and any director or executive officer of the Company and he has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Services Agreement provides for Mr. Westley to provide advisory services to the Company in exchange for compensation in the form of continued vesting of 117,006 of his unvested RSUs in accordance with their existing vesting schedule, subject to Mr. Westley’s continued service under the Services Agreement on each such vesting date. All other unvested RSUs will be cancelled on the last day of Mr. Westley’s employment for no consideration. To the extent the Company terminates the Services Agreement for any reason other than failure by Mr. Westley to perform the services thereunder in good faith, Mr. Westley shall be entitled to prorated vesting of the RSUs calculated based on number of days for which Mr. Westley provided services under the Services Agreement divided by the number of days between June 1, 2024 and the applicable vesting date. Mr. Westley will be subject to confidentiality and non-disparagement provisions under the Services Agreement.
The foregoing summary of the Services Agreement is qualified in its entirety by reference to the terms of the Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On March 7, 2024, the Company announced in the Press Release that the Company's Board of Directors approved that the Company declare a quarterly cash dividend of $0.025 per share of the Company's Common Stock payable on July 31, 2024, to stockholders of record on July 12, 2024.
Cautionary Statements Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CuriosityStream’s expectations or predictions of future financial or business performance or conditions, plans to pay regular dividends, consumers’ valuation of factual content, and the Company’s continued success. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “predicts” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed under “Risk Factors” in CuriosityStream’s Annual Report on Form 10-K for the year ended December 31, 2023, that we filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024, and in CuriosityStream’s other SEC filings. These risk factors are important to consider in determining future results and should be reviewed in their entirety. Forward-looking statements are based on the current belief of the management of CuriosityStream, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and CuriosityStream is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that CuriosityStream has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in CuriosityStream’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related to CuriosityStream’s ability to maintain and develop new and existing revenue-generating relationships and partnerships or to significantly increase CuriosityStream’s subscriber base and retain customers; (ii) the effects of pending and future legislation; (iii) risks of the internet, online commerce and media industry; (iv) the highly competitive nature of the internet, online commerce and media industry and CuriosityStream’s ability to compete therein; (v) litigation, complaints, and/or adverse publicity; and (vi) privacy and data protection laws, privacy or data breaches, or the loss of data.

Item 9.01           Financial Statement and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Services Agreement between Curiosity Inc. and Peter Westley, effective June 1, 2024

99.1	Press Release, dated May 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date: May 7, 2024

/s/ Tia Cudahy
Tia Cudahy
Chief Operating Officer and General Counsel